UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                      June 23, 2005

Intrado Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

000-29678	84-0796285
(Commission File Number)	(IRS Employee Identification No.)

1601 Dry Creek Drive, Longmont, Colorado	80503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                      (720) 494-5800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 23, 2005, the Compensation Committee of Intrado Inc.’s Board of Directors adopted the following compensation arrangements:

•      the Long-Term Incentive Program, and related Share Right Awards, for executive officers and members of the Board;

•      2005 Base Salaries for executive officers;

•      the 2005 Variable Compensation Plan for executive officers;

•      the 2005 Non-Employee Director Compensation Plan; and

•      the Amended and Restated Employee Stock Purchase Plan.

Long-Term Incentive Program and Share Right Awards

The Compensation Committee established the Long-Term Incentive Program (“LTIP”), which has been filed as an exhibit to this Current Report on Form 8-K, in accordance with the terms and conditions of Article Four of Intrado’s 1998 Stock Incentive Plan, which authorizes the Compensation Committee to grant share right awards (“SRAs”).  The SRAs entitle the LTIP participants, consisting of Intrado’s executive officers, other key employees and non-employee directors, to receive a specified number of shares of Intrado common stock upon the attainment of one or more performance goals established by the Compensation Committee or upon a change in control.  Upon the attainment of such performance goals, Intrado will issue fully-vested shares of its common stock in satisfaction of those SRAs.

Number of SRAs Granted in 2005. The table below discloses the maximum number of shares issuable to each participant upon vesting of the SRAs (424,065 shares, subject to increase if Intrado employs additional executive officers or appoints additional directors), assuming the maximum attainment of all performance goals.

Participants	Maximum Number of Shares Issuable Upon Vesting of SRAs

Executive Officers:
George Heinrichs	107,512
Stephen Meer	62,715
Lawrence P. Jennings	62,715
Michael D. Dingman, Jr.	62,715
Craig W. Donaldson	41,809
Teri L. DePuy	41,809

Non-Employee Directors:
Stephen O. James	8,958
David Kronfield	8,958
Winston J. Wade	8,958
Darrell A. Williams	8,958
Art Zeile	8,958

Total	424,065

Potential Dilution.  If Intrado were to issue the maximum number of shares issuable to each participant upon vesting of the SRAs (presently 424,065 shares), stockholders will experience dilution.  As of June 23, 2005, the maximum number of shares issuable upon vesting of the SRAs represents approximately 2.4% of Intrado 17,651,136 shares of common stock outstanding.

Vesting/Performance Goals for SRAs.  The actual number of shares of Intrado common stock that will be issued will depend on Intrado’s financial performance over the 12 month period ending June 30, 2008 (the “Measurement Period”). Under the LTIP, the Compensation Committee established the following three performance measures:

•      revenue;

•      operating margin (defined as the sum of income from operations and compensation expense attributable to the issuance of common stock upon vesting of the SRAs, divided by revenue); and

•      rate of return on invested capital (defined as the sum of net income and compensation expense attributable to the issuance of common stock upon vesting of the SRAs, divided by the sum of long-term debt and stockholders’ equity at the end of the Measurement Period).

The financial thresholds for each performance measure (i.e., the exact amount of each performance goal) are as follows:

	Performance Goals
Performance Measures	90% Minimum Threshold	100%	110% Maximum Threshold

Revenue	$182,700,000	$203,000,000	$223,300,000

Operating Margin (1)	16.2%	18.0%	19.8%

Return on Invested Capital (2)	12.6%	14.0%	15.4%

These performance goals do not represent projections of anticipated financial results, but are merely goals.  The performance goals are weighted as follows:  34% revenue, 33% operating margin, and 33% rate of return on invested capital.

For each performance criteria, there are four levels of achievement:

•      110% of the performance goal (the maximum threshold);

•      100% of the performance goal (applicable only if there is a “change in control”);

•      90% of the performance goal (the minimum threshold); and

•      Less than 90% of the performance goal.

For each performance measure, the SRAs will not vest unless Intrado attains at least 90% of the performance goal (the “90% Minimum Threshold”) on at least two of the three performance measures (the “Minimum Vesting Requirement”).  If Intrado does not achieve the Minimum Vesting Requirement, then all SRAs shall be forfeited and cancelled.  If Intrado attains the 90% Minimum Threshold for two of the three performance measures, then two categories of SRAs will vest and the remaining one category of SRAs will be forfeited and cancelled.  If Intrado achieves the 90% Minimum Threshold for each of the three performance measures, then all three categories of SRAs will vest.

Assuming that Intrado achieves the Minimum Vesting Threshold (attains at least 90% of the performance goal (the “90% Minimum Threshold”) on at least two of the three performance measures, the actual number of shares of Intrado common stock that will be issued upon vesting of SRAs will depend on Intrado’s level of performance over the Measurement Period (i.e., 110%, 100%, 90%, and less than 90% of the performance goal).  If Intrado’s level of performance falls between 90% and 110% of the performance goal for a particular performance measure, the actual number of shares of Intrado common stock to be issued will be determined by interpolation and rounded down to the nearest whole number.  In the event of a “Change in Control” (as defined below under the caption “Definitions”) at any time before the end of the Measurement Period, the SRAs will immediately vest as if Intrado had achieved 100% of the performance goal in each of the three performance measures, regardless of Intrado’s actual performance prior to the Change of Control.

The table below discloses the maximum number of shares issuable to each participant upon vesting of all 2005 SRAs for each of the four levels of achievement (110%, 100%, 90%, and less than 90%):

	Maximum Number of Shares Allocated Per Performance Goal
	(based on SRAs granted in 2005–)
Participants	Revenue	Operating Margin	Return on Invested Capital	Total

Executive Officers:

George Heinrichs
110% of Performance Target	36,554	35,479	35,479	107,512
100% of Performance Target	33,231	32,254	32,254	97,739
90% of Performance Target	29,908	29,028	29,028	87,964
Less than 90%	-0-	-0-	-0-	-0-

Stephen Meer
110% of Performance Target	21,323	20,696	20.696	62,715
100% of Performance Target	19,385	18,814	18,814	57,013
90% of Performance Target	17,446	16,933	16,933	51,312
Less than 90%	-0-	-0-	-0-	-0-

Michael D. Dingman, Jr.
110% of Performance Target	21,323	20,696	20.696	62,715
100% of Performance Target	19,385	18,814	18,814	57,013
90% of Performance Target	17,446	16,933	16,933	51,312
Less than 90%	-0-	-0-	-0-	-0-

Lawrence P. Jennings
110% of Performance Target	21,323	20,696	20,696	62,715
100% of Performance Target	19,385	18,814	18,814	57,013
90% of Performance Target	17,446	16,933	16,933	51,312
Less than 90%	-0-	-0-	-0-	-0-

Craig W. Donaldson
110% of Performance Target	14,215	13,797	13,797	41,809
100% of Performance Target	12,923	12,543	12,543	38,009
90% of Performance Target	11,631	11,288	11,288	34,207
Less than 90%	-0-	-0-	-0-	-0-

Teri L. DePuy
110% of Performance Target	14,215	13,797	13,797	41,809
100% of Performance Target	12,923	12,543	12,543	38,009
90% of Performance Target	11,631	11,288	11,288	34,207
Less than 90%	-0-	-0-	-0-	-0-

	Maximum Number of Shares Allocated Per Performance Goal
	(based on SRAs granted in 2005–)
Participants	Revenue	Operating Margin	Return on Invested Capital	Total

Non-Employee Directors:

Steve James
110% of Performance Target	3,046	2,956	2,956	8,958
100% of Performance Target	2,769	2,687	2,687	8,143
90% of Performance Target	2,492	2,418	2,418	7,328
Less than 90%	-0-	-0-	-0-	-0-

David Kronfield
110% of Performance Target	3,046	2,956	2,956	8,958
100% of Performance Target	2,769	2,687	2,687	8,143
90% of Performance Target	2,492	2,418	2,418	7,328
Less than 90%	-0-	-0-	-0-	-0-

Winston Wade
110% of Performance Target	3,046	2,956	2,956	8,958
100% of Performance Target	2,769	2,687	2,687	8,143
90% of Performance Target	2,492	2,418	2,418	7,328
Less than 90%	-0-	-0-	-0-	-0-

Darrell Williams
110% of Performance Target	3,046	2,956	2,956	8,958
100% of Performance Target	2,769	2,687	2,687	8,143
90% of Performance Target	2,492	2,418	2,418	7,328
Less than 90%	-0-	-0-	-0-	-0-

Art Zeile
110% of Performance Target	3,046	2,956	2,956	8,958
100% of Performance Target	2,769	2,687	2,687	8,143
90% of Performance Target	2,492	2,418	2,418	7,328
Less than 90%	-0-	-0-	-0-	-0-

Total
110% of Performance Target	144,183	139,941	139,941591,308	424,065
100% of Performance Target	131.077	127,217	127,217	385,511
90% of Performance Target	117,968	114,493	114,493	346,954
Less than 90%	-0-	-0-	-0-	-0-

Note: Where Intrado’s level of performance falls between 90% and 110% of the performance goal for a particular performance measure, the actual number of shares of Intrado common stock to be issued will be determined by interpolation and rounded down to the nearest whole number.

Effect of Change in Control.  In the event of a “Change in Control” (as defined below under the caption “Definitions”) at any time before the end of the Measurement Period, the SRAs will immediately vest as if Intrado had achieved 100% of its performance goal in each of the three performance measures, regardless of Intrado’s actual performance prior to the Change of Control.

Definition of “Change in Control.”  “Change in Control” shall have the same meaning prescribed to a change in control under Section 409A of the Internal Revenue Code of 1986, as amended.  In general, a change in control under Section 409A includes the following:

A “change in control” is defined as a change in ownership of the corporation, change in effective control of the corporation, or change in the ownership of a substantial portion of the assets of the corporation.

Change in Ownership.  A change in ownership of the corporation occurs on the date that one person or a group acquires stock that, combined with stock previously owned, has more than 50% of the value or voting power.  Acquisition of additional stock by more than 50% owners is not a change in control.

Change in Effective Control. A change in effective control occurs on the date that either: (i) any one person or a group acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by the person or group) stock that has 35% or more of the voting power of the corporation; or (ii) the majority of the board is replaced during any 12-month period by persons whose appointment or election is not endorsed by a majority of the board. Once a person or group acquires 35% voting power, the acquisition of additional voting power will not result in another change in control.

Change in Ownership of a Substantial Portion of Assets.  A change in ownership of a substantial portion of assets occurs on the date that a person or a group acquires or has acquired, during the 12-month period ending on the date of the most recent acquisition, assets of the corporation having a total gross fair market value equal to 40% or more of the total gross fair market value of all of the corporation’s assets. There will not be change in control if assets are transferred to a controlled corporation or to a related person.

Group.  For purposes of the change in control rules, more than one person is treated as acting as a group if they are shareholders in a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar transaction with the corporation. However, more than one individual will not be considered a group because they purchase stock of the corporation at the same time or in the same public offering.

Effect of Acquisition by Intrado during Performance Period.  If Intrado acquires another company or companies during the performance period and the acquisition(s) do not otherwise represent a Change in Control, then the consolidated financial results of the combined entity will determine whether the performance measures will be met and whether the SRAs will vest.

Effect of Termination of Employment during Performance Period.  If a participant’s employment or service on the company’s board of directors is terminated (except as a result of a Change in Control, as discussed above) during the performance period, the participant’s SRAs will be forfeited and cancelled.

Accounting Treatment.  If Intrado issues common stock upon vesting of the SRAs, Intrado will incur compensation expense in an amount equal to the actual number of shares issued multiplied by the closing price of the common stock on June 30, 2008.  As noted above, the amount of any compensation expense incurred upon vesting of the SRAs and issuance of common stock will be:  (i) added to income from operations in the computation of “operating margin”; and (ii) added to net income in the computation of “return on invested capital.”

Potential Tax Treatment.  Section 162(m) of the Internal Revenue Code of 1986, as amended, does not allow a deduction for performance-based compensation in excess of $1,000,000 per year for certain employees (the chief executive officer and the four next highest paid executive officers), unless the stockholders have previously approved the performance goals established by the Compensation Committee.  In this case, although Intrado’s stockholders approved the 1998 Stock Incentive Plan, the stockholders have not approved the performance goals established by the Compensation Committee in the LTIP, and therefore, unless the Committee, in its discretion, requires that the participants defer the compensation, Intrado may not be entitled to take a deduction for such excess compensation.

Reimbursement of Legal Fees.  The Compensation Committee authorized Intrado to pay approximately $26,500 of legal fees incurred by the executive officers’ legal representatives in the course of reviewing, negotiating and drafting the LTIP and other proposed agreements.  The Compensation Committee is also represented by its own legal representatives.

2005 Base Salaries for Executive Officers

The Compensation Committee approved the following base salaries for Intrado’s executive officers:

2005 Executive Base Salaries

Executive	Base Salary

George Heinrichs	$450,000

Stephen Meer	$325,000

Michael D. Dingman, Jr.	$305,000

Lawrence P. Jennings	$315,000

Craig W. Donaldson	$215,000

Teri L. DePuy	$204,000

Total	$1,814,000

2005 Variable Compensation Plan

Under the Variable Compensation Plan, our executive officers (along with other employees) are eligible to receive cash bonus payments based on Intrado’s attainment of three quarterly and annual performance measures:  (1) revenue; (2) operating income; and (3) free cash flow (cash from operations less cash used in acquisition of property and equipment and less capitalized software development costs).  The bonus mix is 33.4% for revenue, 33.3% for operating income, and 33.3% for free cash flow. The financial thresholds for each performance measure (i.e., the exact amount of each performance goal) have not been disclosed as they involve confidential business information. Although the actual amount of the bonus paid to each executive officer will vary with Intrado’s financial performance, the following represents the cash bonus that may be paid in 2005 to each executive officer assuming:  (i) 100% achievement of the three performance measures; and (ii) 15% over-achievement of all three performance measures (the “Maximum Cash Bonus”).

2005 Cash Bonus Per Performance Goal

Executive	Performance Measure	Cash Bonus (100% Achievement of Plan)	Maximum Cash Bonus (15% Over- Achievement of Plan)

George Heinrichs	Revenue	$102,000	$255,000
	Operating Income	99,000	247,500
	Free Cash Flow	99,000	247,500
	Total	$300,000	$750,000

Executive	Performance Measure	Cash Bonus (100% Achievement of Plan)	Maximum Cash Bonus (15% Over- Achievement of Plan)

Stephen Meer	Revenue	$35,700	$89,250
	Operating Income	34,650	86,625
	Free Cash Flow	34,650	86,625
	Total	$105,000	$262,500

Michael D. Dingman, Jr.	Revenue	$59,500	$148,750
	Operating Income	57,750	144,375
	Free Cash Flow	57,750	144,375
	Total	$175,000	$437,500

Lawrence P. Jennings	Revenue	$64,600	$161,500
	Operating Income	62,700	156,750
	Free Cash Flow	62,700	156,750
	Total	$190,000	$475,000

Craig W. Donaldson	Revenue	$23,800	$59,500
	Operating Income	23,100	57,750
	Free Cash Flow	23,100	57,750
	Total	$70,000	$175,000

Teri L. DePuy	Revenue	$22,440	$56,100
	Operating Income	21,780	54,450
	Free Cash Flow	21,780	54,450
	Total	$66,000	$165,000

Total		$906,000	$2,265,000

2005 Non-Employee Director Compensation Plan

In addition to the equity-based compensation described above under the caption Long-Term Incentive Program, the Compensation Committee approved the 2005 Intrado Board of Directors Compensation Plan on June 23, 2005.  Under the 2005 Intrado Board of Directors Compensation Plan, each non-employee director will receive a quarterly service fee of $6,500. The lead director (the non-employee director who presides over executive sessions of the Board of Directors) will receive an additional quarterly fee of $1,250. Members of the Audit Committee will receive a quarterly fee of $2,000 and the chair of the Audit Committee will receive an additional quarterly fee of $2,500. Members of the Compensation Committee will receive a quarterly fee of $1,000 and the chair of the Compensation Committee will receive an additional quarterly fee of $2,000. Members of the Corporate Governance Committee will receive a quarterly fee of $1,000 and the chair of the Corporate Governance Committee will receive an additional quarterly fee of $2,000. Quarterly service and committee meeting fees are payable in cash or stock at the director’s discretion. Each member of the Board has elected to have his quarterly fees paid in Intrado stock. In addition, Intrado reimburses directors for all reasonable and necessary travel and other incidental expenses incurred in connection with their attendance at meetings of the Board and Committees of the Board and other company-related functions. Board members (other than members of the Audit Committee) may be paid additional amounts for consulting services that extend beyond their normal Board duties, although no such payments have been made to date. Furthermore, members of the Audit Committee are prohibited from accepting any consulting, advisory, or other compensatory fee from Intrado other than those fees paid in their capacities as members of the Board of Directors or a Board committee.

Amended and Restated Employee Stock Purchase Plan

Intrado’s Compensation Committee also amended the Employee Stock Purchase Plan, a copy of which has been filed as an exhibit to this Current Report on Form 8-K.  The amendment was adopted as a result of accounting rules proposed by the Financial Accounting Standards Board that would require Intrado to realize compensation expense based on the number shares issued under the Plan.  Under the Amended and Restated Employee Stock Purchase Plan, Intrado’s employees will be eligible to allocate up to 10% of their salary, during successive six-month periods beginning with the six-month period from July 1, 2005 to December 31, 2005, to purchase Intrado common stock at a purchase price equal to 95% of the market price of the common stock on the last trading day of the respective six-month offering period (i.e., June 30 or December 31, or the next earliest trading day).

Item 2.03.  Creation of a Director Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above in Item 1.01 of this report regarding the LTIP and Intrado’s obligations upon vesting of the SRAs is hereby incorporated by reference in this Item 2.03.

Item 9.01.  Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

(a)                                  Financial Statements of Businesses Acquired:

Not required.

(b)                                 Pro Forma Financial Information:

Not required.

(c)                                  Exhibits:

Exhibit Number

Description

10.1	Long Term Incentive Program
10.2	2005 Share Right Award Agreement
10.3	2005 Tier One Variable Compensation Plan
10.4	2005 Non-Employee Director Compensation Plan
10.5	Amended and Restated Employee Stock Purchase Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrado Inc.
(Registrant)

Date: June 27, 2005	By:	/s/ Michael D. Dingman, Jr.
Michael D. Dingman, Jr. Chief Financial Officer